Draft 20100506A

HALLMARK HUMAN RESOURCES, INC.

3107 Fall Creek Highway
Granbury, Texas 76049

As of May ___, 2010

Pinewood Trading Fund L.P.
1029 East Drive
Beaumont, Texas 77706

Re: Bridge Financing

Gentlemen:

Reference is made to the following documents:

i. Subscription Agreement, dated as of the date hereof (the "*Subscription Agreement*"), between Pinewood Trading Fund L.P. (the "*Purchaser*") and Hallmark Human Resources, Inc., a Texas corporation (the "*Company*");
ii. Form of promissory note, in the form attached to the Subscription Agreement as Exhibit A (the "*Note*"); and
iii. Share Exchange And Reorganization Agreement, dated as of February ___, 2010 (the "*Exchange Agreement*"), between Great Spirits, Inc., the Company, and the beneficial stockholders of the Company identified in the Exchange Agreement.

The Subscription Agreement, the Note, and this Agreement are hereinafter referred to collectively as the "*Bridge Agreements*". The Bridge Agreements and the Exchange Agreement are hereinafter referred to collectively as the "*Transaction Agreements*".

In order to induce the Purchaser to enter into and perform the Subscription Agreement, the Company hereby represents and warrants to, and agrees with, the Purchaser as follows:

(a) Other than as disclosed on Schedule 2.02(a) to the Exchange Agreement, the Company has no subsidiaries or affiliated corporation or owns any interest in any other enterprise (whether or not such enterprise is a corporation). The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Texas with full power and authority (corporate and other) to own, lease and operate its properties and conduct its business as conducted on the date hereof; except as otherwise disclosed on Schedule 2.02(a) to the Exchange Agreement, the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the ownership or leasing of its properties or

the conduct of its business requires such qualification, except where the failure to be so qualified or be in good standing would not have a material adverse effect on the business, prospects, condition (financial or otherwise), and results of operations of the Company and its subsidiaries taken as a whole; no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification; the Company and each subsidiary thereof is in possession of, and operating in compliance with, all authorizations, licenses, certificates, consents, orders and permits from state, federal, foreign and other regulatory authorities that are material to the conduct of its business, all of which are valid and in full force and effect; the Company is not in violation of its charter or bylaws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any material bond, debenture, note or other evidence of indebtedness, or in any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which it is a party or by which it or its properties or assets may be bound, which violation or default would have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and the subsidiaries thereof taken as a whole; and neither the Company nor any subsidiary thereof is in violation of any law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any subsidiary thereof or over its respective properties or assets, which violation would have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and the subsidiaries thereof taken as a whole.

(b) The authorized capital stock of the Company consists of 50,000,000 shares of common stock, par value $ 0.00 per share, of which 15,336,768 shares are outstanding. Each of such outstanding shares of capital stock of the Company ("*Capital Stock*") is duly and validly authorized, validly issued, fully paid, and non-assessable, has not been issued and is not owned or held in violation of any preemptive or similar right of stockholders. The Shares (as defined in the Subscription Agreement), upon the issuance thereof, shall be duly and validly authorized, validly issued, fully paid, and non-assessable, shall not have been issued and shall not be owned or held in violation of any preemptive or similar right of stockholders. Except as disclosed in Schedule 2.02(b) to the Exchange Agreement, (i) there is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of, or any security or other instrument convertible into, exercisable for, or exchangeable for Capital Stock, and (ii) there is outstanding no security or other instrument convertible into or exchangeable for Capital Stock. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale or transfer of such shares, except as may be required under the Securities Act, the rules and regulations promulgated thereunder or under state or other securities or blue sky laws. Hallmark has no stock option, stock bonus and other stock plans or arrangements.

(c) The Company has all requisite power and authority to execute, deliver, and perform each of the Transaction Agreements. All necessary corporate proceedings of the Company have been duly taken to authorize the execution, delivery, and performance

of each of the Transaction Agreements by the Company. Each of the Transaction Agreements, when executed by the Company, shall be duly authorized, executed, and delivered by the Company, shall constitute the legal, valid, and binding obligation of the Company, and shall be enforceable as to the Company in accordance with its respective terms. No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by the Company for the execution, delivery, or performance of any Transaction Agreement by the Company. No consent of any party to any material contract, agreement, instrument, lease, license, arrangement, or understanding to which the Company is a party, or to which its or any of its businesses, properties, or assets are subject, is required for the execution, delivery, or performance of any Transaction Agreement by the Company; and the execution, delivery, and performance of each of the foregoing will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, entitle any party to receive rights or privileges that such party was not entitled to receive immediately before any such agreement was executed under, or create any obligation on the part of the Company to which it was not subject immediately before the Transaction Agreements were executed under, any term of any such material contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the certificate of incorporation or by-laws of the Company (or the comparable charter documents, if any, under applicable law), or (if the provisions of the Transaction Agreements are satisfied) violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on the Company or to which any of its businesses, properties, or assets are subject.

(d) The Company shall use the gross proceeds of the sale of the securities contemplated by the Subscription Agreement as follows:

Finders' Fees: $15,000;

Working Capital, including fees and expenses relating to the transaction contemplated by the Exchange Agreement, such as legal fees and accounting fees: $110,000; and

Payment to New World Merchant Partners LLC for services rendered in connection with the transactions contemplated by the Exchange Agreement: $25,000.

In addition, in order to induce the Purchaser to execute, deliver, and perform the Subscription Agreement, the Company hereby agrees as follows:

(i) Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested or by the most nearly comparable method if mailed from or to a location outside of the United States or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to which it is to be given at the address of such party set forth in the introductory paragraph to this Agreement (or to such other address as the party shall have furnished in writing in accordance with the

provisions of this paragraph. Any notice or other communication given by certified mail (or by such comparable method) shall be deemed given at the time of certification thereof (or comparable act), except for a notice changing a party's address which will be deemed given at the time of receipt thereof. Any notice given by other means permitted by this paragraph shall be deemed given at the time of receipt thereof.

(ii) This Agreement will inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns. Nothing in this Agreement is intended to confer, expressly or by implication, upon any other person any rights or remedies under or by reason of this Agreement.

(iii) (A) This Agreement will be deemed to be made in and in all respects will be interpreted, construed and governed by and in accordance with the law of the State of Texas, without regard to the conflict of law principles thereof.

(B) EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF TEXAS AND OF THE FEDERAL COURTS SITTING IN THE STATE OF TEXAS IN ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH OF THE PARTIES AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT MUST BE LITIGATED EXCLUSIVELY IN ANY SUCH STATE OR, TO THE EXTENT PERMITTED BY LAW, FEDERAL COURT THAT SITS IN THE STATE OF TEXAS, AND ACCORDINGLY, EACH PARTY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. EACH PARTY FURTHER IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN THIS AGREEMENT. NOTHING IN THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

(C) EACH PARTY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH OF THE PARTIES (1) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (2) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

(iv) All terms, conditions, representations and warranties set forth in this Agreement or in any instrument, certificate, opinion, or other writing providing for in it, will survive the closing of the transactions contemplated by the Transaction Agreements and the delivery of the Shares for a period of one year, regardless of any investigation made by or on behalf of any of the parties hereto.

(v) This Agreement will not be assignable by operation of law or otherwise and any attempted assignment of this Agreement in violation of this subsection will be void ab initio.

(vi) This Agreement may be amended with the approval of the parties hereto at any time. This Agreement may not be amended except by an instrument, in writing, signed on behalf of each of the parties hereto.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement in a manner legally binding upon them as of the date first above written.

HALLMARK HUMAN RESOURCES, INC.

By: ______________________
Name: Thomas Willis
Title: CEO

ACCEPTED AND AGREED TO AS OF THE DATE FIRST ABOVE-WRITTEN:

PINEWOOD TRADING FUND L.P.

By: ______________________
Name: Jeb Brooks
Title: Managing Partner